UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                       -----------------------

          Date of Report (Date of earliest event reported):
                           November 1, 2006


                   United States Steel Corporation
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          (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------   -------------------
   (State or other        (Commission File         (IRS Employer
   jurisdiction of             Number)          Identification No.)
    incorporation)

      600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------

       (Address of principal executive               (Zip Code)
                   offices)

                            (412) 433-1121
                    ------------------------------
                   (Registrant's telephone number,
                         including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d). Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers

Effective November 1, 2006, the Board of Directors of United States Steel Corporation elected Jeffery M. Lipton as a Class III director to serve until the next annual meeting of stockholders which is anticipated to be held on April 26, 2007. Mr. Lipton was also elected as a member of the Audit and Finance Committee and the Corporate Governance and Public Policy Committee. Mr. Lipton has been President and Chief Executive Officer of NOVA Chemicals Corporation for more than 5 years prior to the date hereof. In addition to serving as a director of NOVA Chemicals Corporation he also serves as chairman of the board of Trimeris, Inc. and as a director of Hercules Incorporated.

A copy of the press release announcing Mr. Lipton's election is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

       99.1. Press Release dated November 3, 2006 titled "Jeffrey M. Lipton Elected to Board of Directors of U. S. Steel"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Larry T. Brockway
     --------------------------
     Larry T. Brockway
     Vice President & Treasurer



Dated:  November 7, 2006